UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                   -------------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                              Date of Report (Date
                          of earliest event reported):

                                February 27, 2006
                    ----------------------------------------

                           THERMO ELECTRON CORPORATION
             (Exact name of Registrant as specified in its Charter)

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

          Delaware                                      1-8002                                           04-2209186
(State or other jurisdiction of                 (Commission File Number)                      (I.R.S. Employer Identification
incorporation or organization)                                                                            Number)

                         81 Wyman Street, P.O. Box 9046
                            Waltham, Massachusetts                                            02454-9046
                     (Address of principal executive offices)                                 (Zip Code)

                                                        (781) 622-1000
                                                (Registrant's telephone number
                                                     including area code)
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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     On February 27, 2006, the Compensation Committee of the Board of Directors (the "Compensation Committee") of Thermo Electron Corporation (the "Company") took the following actions relating to executive compensation, and on February 28, 2006, the Board of Directors (the "Board") of the Company took the following actions relating to director compensation:

2005 Executive Compensation Matters

     Annual Cash Incentive Plans - Approval of Payout of Cash Bonuses for 2005. The Compensation Committee approved the payout of cash bonuses for 2005 to the Company's executive officers under the Company's 2003 Annual Incentive Award Plan (the "162(m) Plan"), which was approved by the stockholders of the Company at its 2003 Annual Meeting of Stockholders. The Compensation Committee exercised its discretion to lower the amount of the cash bonuses payable under the 162(m) Plan based on its determinations as to the level of achievement of the applicable supplemental performance metrics for 2005 under the Company's annual cash incentive program, which operates in connection with the 162(m) Plan. The amount of cash bonuses approved by the Compensation Committee to be paid to the Company's "named executive officers" (as defined by Item 402(a)(3) of Regulation S-K) are set forth in the table below.

2006 Executive Compensation Matters

     Annual Cash Incentive Plans - Establishment of Criteria for 2006 Bonus. The Compensation Committee established the performance goal under the 162(m) Plan for 2006 as earnings before interest, taxes and amortization, excluding the impact of charges for restructuring, discontinued operations, extraordinary items, other unusual or non-recurring items and cumulative effects of accounting changes ("Adjusted Operating Income"); and determined the percentage of Adjusted Operating Income that each of the Company's executive officers is entitled to receive as a cash bonus for 2006 under the 162(m) Plan, subject to the Compensation Committee's right to lower, but not raise, the actual cash bonus to be paid to such executive officer for the year. The Compensation Committee's determination as to whether to lower the actual cash bonus to be paid to executive officers is generally based on the results of its determinations under the Company's annual cash incentive program for that year (which is described in the next paragraph).

     The Compensation Committee also established a target cash bonus amount for each of the Company's executive officers as well as supplemental performance metrics for such officers and the Company as a whole under the Company's annual cash incentive program for 2006. The target amount for each of the Company's executive officers, which is a percentage of base salary (ranging from 45% to 100%), was determined by the Compensation Committee based on the salary level and position of such officer within the Company. The supplemental performance metrics are based on (a) (70%) financial measures for the Company, comprised of growth in (i) revenue (adjusted for the impact of acquisitions and divestitures and for foreign currency changes) (35%) and (ii) earnings

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(adjusted for restructuring charges and certain other items of income or expense) before interest, taxes and amortization as a percentage of revenue (35%) and (b) (30%) qualitative measures of the Company's executive officers' contributions to the achievement of certain business objectives of the Company. For each of the financial measures, the Company's actual performance will be measured relative to the Company's internal operating plan for 2006. For both the financial and the qualitative measures, a range of performance for each such measure corresponds with a multiplier of 0 to 2. After giving effect to the weighting of the supplemental performance metrics, a composite final multiplier will be applied to the target cash bonus amounts for all of the Company's officers, including its executive officers. The sum of these amounts will be added together to form a bonus pool for all of the Company's officers, including its executive officers, and will allocated by the Compensation Committee among such officers.

     Base Salary - Approval of Increases for 2006. Effective April 1, 2006, the Compensation Committee increased the annual base salary of the Company's executive officers. The annual base salary approved by the Compensation Committee for the Company's named executive officers is set forth in the table below.

     Stock Options and Restricted Stock - Approval of Grants for 2006. The Compensation Committee granted stock options to the Company's executive officers under the Company's equity incentive plans. The stock option grants for the executive officers, other than the chief executive officer, are evidenced by the Company's standard form of Stock Option Agreement to its officers, a copy of which is on file with the Securities and Exchange Commission. The stock option grant to the chief executive officer, Marijn E. Dekkers, is evidenced by the Company's standard form of Stock Option Agreement for Mr. Dekkers, a copy of which is on file with the Securities and Exchange Commission. The options all
(a) vest in equal annual installments over the three-year period commencing on the date of grant (i.e., the first 1/3 of a stock option grant would vest on the first anniversary of the date of grant) so long as the executive officer is employed by the Company on each such date, (b) have an exercise price equal to the average of the opening and closing prices of the Company's common stock on the New York Stock Exchange on the date of grant, and (c) have a term of 7 years from such date. In addition, the Compensation Committee awarded 20,000 shares of restricted common stock of the Company to Guy Broadbent, president, laboratory equipment, that vest in annual equal installments over the three-year period commencing on February 27, 2006 assuming continuous employment with the Company on each such date. The stock option grants approved by the Compensation Committee for the Company's named executive officers are set forth in the table below.

     CEO Employment Agreement -Amendment. The Compensation Committee approved, and the Company and Mr. Dekkers entered into, a letter agreement dated as of February 27, 2006 that provided that (a) all references in Mr. Dekkers' Amended & Restated Employment Agreement to the "Reference Bonus Amount" shall mean 100% of his then current salary and (b) the stock option to purchase 450,000 shares of the Company's common stock, exercisable for a period of 7 years from the date of grant, being granted to Mr. Dekkers on February 27, 2006, shall be in lieu of the stock option to purchase 260,000 shares of the Company's common stock, exercisable for a period of 10 years from the date of grant, to which he is entitled pursuant to Section 6(c) of his Amended & Restated Employment Agreement.

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

------------------------------------------------------------------------------------------------------------------
                                                                         2006 Salary               2006 Securities
                                                                      (Effective April 1,        Underlying Option
Name                                           2005 Cash Bonus              2006)                      Grant
------------------------------------------------------------------------------------------------------------------
Marijn E. Dekkers                                $1,339,500              $1,050,000                  450,000
President and Chief Executive Officer
------------------------------------------------------------------------------------------------------------------
Guy Broadbent                                    $  420,000              $  480,000                  125,000
Vice President; President
Laboratory Equipment
------------------------------------------------------------------------------------------------------------------
Marc N. Casper                                   $  634,500              $  620,000                  190,000
Senior Vice President

------------------------------------------------------------------------------------------------------------------
Seth H. Hoogasian                                $  307,098              $  400,000                   90,000
Vice President, General Counsel and
Secretary

------------------------------------------------------------------------------------------------------------------
Peter M. Wilver                                  $  307,796              $  400,000                  130,000
Vice President, Chief Financial Officer

------------------------------------------------------------------------------------------------------------------

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2006 Director Compensation Matters

     The Board approved the following compensation arrangement for non-management directors:

I.   Board Members (Other than the Chairman)

A.   Annual Cash Compensation (effective April 1, 2006)

     Annual Cash Retainer:                                               $70,000

     Additional Cash Retainer for Presiding Director:                    $ 3,000

     Additional Cash Retainer for Chairman of Audit Committee:           $20,000

     Additional Cash Retainer for Chairs of Compensation
     Committee; Nominating and Corporate Governance Committee;
     and Strategy Committee:                                             $ 5,000

B.   Meeting Fees

     If a Board Committee meets more than six times during a calendar year, then the members thereof shall receive the following fees for attending meetings that exceed six in number:


--------------------------------------------------------------------------------
Committee Meeting Fees:                $1,500 per  meeting  attended  in person,
                                       on a day other than a day on which the
                                       Board meets
--------------------------------------------------------------------------------
                                       $1,000 per meeting  attended  in person,
                                       on the same day as a Board meeting
--------------------------------------------------------------------------------
Telephone Committee
Meeting Fees:                          $750 per meeting attended by conference
                                       telephone
--------------------------------------------------------------------------------

     Directors are also reimbursed for reasonable out-of-pocket expenses incurred in attending meetings.

C.   Stock Options

     Upon  appointment  as a  director,  the  director  is  granted an option to
     purchase   15,000   shares,   vesting  1/3  on  each  of  the  first  three
     anniversaries of the grant date, expiring seven years from the grant date.

     Annual grant of options for 10,500 shares, vesting 1/3 on each of the first three anniversaries of the grant date, expiring seven years from the grant date.


II.  Chairman of the Board

A.   Annual Cash Compensation

     Annual Cash Compensation (in lieu of annual retainer and meeting fees):
     $250,000

B.   Stock Options/Restricted Stock

     In connection with Mr. Manzi's appointment as Chairman of the Board (in December 2003) he was granted (a) options to purchase 240,000 shares of the common stock, vesting 1/3 on each of the first three anniversaries of the grant date, assuming continued service as Chairman of the Board, expiring seven years from the grant date and (b) 15,000 shares of restricted common stock, vesting 1/3 on each of the first three anniversaries of the grant date, assuming continued service as Chairman of the Board. In February 2005, Mr. Manzi was granted 2,500 shares of common stock, and in February 2006 he was granted 2,500 shares of common stock.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 1st day of March, 2006.


                                             THERMO ELECTRON CORPORATION


                                        By:  /s/ Seth H. Hoogasian
                                             -----------------------------------
                                             Seth H. Hoogasian
                                             Vice President, General Counsel and
                                             Secretary